FIXED INCOME SHARES

Supplement dated February 10, 2006 to the Allianz Dresdner Daily Asset Fund
Prospectus dated March 1, 2005 (as revised April 1, 2005)

Effective immediately, the Examples table and footnotes on page 5 of the Allianz Dresdner Daily Asset Fund Prospectus are hereby deleted and replaced with the following:

EXAMPLES:	The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Allianz Dresdner Daily Asset Fund	$5	$25	$47	$112

(1)	Dresdner Advisors has contractually agreed, for the period March 1, 2005 through February 28, 2006, to waive advisory fees or pay all or a portion of certain of the Fund's other operating expenses so that the Fund's net operating expenses do not exceed 0.053%. The Examples above assume the expiration of this expense reduction agreement after the one-year period.

(2)	Other Expenses of the Fund used in the tables above are based on annualized amounts for the Fund's previous fiscal year. Other Expenses include a 0.030% Administrative Fee.

Investors Should Retain This Supplement For Future Reference